As filed with the Securities and Exchange Commission on October 17, 2005
Registrations Nos.

333-100907
811-09203

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.

Post-Effective Amendment No. 5	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 33	☑

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)

Charlene A. Grant
Assistant Vice President
Pacific Life & Annuity Company
700 Newport Center Drive
Newport Beach, California 92660
(Name and address of agent for service)

Copies of all communications to:
Charlene A. Grant	Jeffrey S. Puretz, Esq.
Pacific Life & Annuity Company	Dechert
P.O. Box 9000	1775 Eye Street, N.W.
Newport Beach, CA 92658-9030	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☑	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account Under Pacific Odyssey individual flexible premium deferred variable annuity contract.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.		Prospectus Heading
1.	Cover Page	Cover Page
2.	Definitions	TERMS USED IN THIS PROSPECTUS
3.	Synopsis	AN OVERVIEW OF PACIFIC ODYSSEY
4.	Condensed Financial Information	YOUR INVESTMENT OPTIONS — Variable Investment Option Performance; ADDITIONAL INFORMATION — Financial Statements;
5.	General Description of Registrant, Depositor and Portfolio Companies	AN OVERVIEW OF PACIFIC ODYSSEY; PACIFIC LIFE & ANNUITY COMPANY, PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life & Annuity Company (PL&A); — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights
6.	Deductions	AN OVERVIEW OF PACIFIC ODYSSEY; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawal
7.	General Description of Variable Annuity Contracts	AN OVERVIEW OF PACIFIC ODYSSEY; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS — Choosing Your Annuity Option, — Your Annuity Payments, — Death Benefits; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions
8.	Annuity Period	RETIREMENT BENEFITS AND OTHER PAYOUTS
9.	Death Benefit	RETIREMENT BENEFITS AND OTHER PAYOUTS — Death Benefits
10.	Purchases and Contract Value	AN OVERVIEW OF PACIFIC ODYSSEY; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE & ANNUITY COMPANY, PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life & Annuity Company, Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers
11.	Redemptions	AN OVERVIEW OF PACIFIC ODYSSEY; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers
12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX STATUS
13.	Legal Proceedings	Not Applicable
14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Statement of Additional Information
Item No.		Heading
15.	Cover Page	Cover Page
16.	Table of Contents	TABLE OF CONTENTS
17.	General Information and History	Not Applicable
18.	Services	Not Applicable
19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer Programs
20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc. (PSD)
21.	Calculation of Performance Data	PERFORMANCE
22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts
23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

(included in Registrant’s Form N-4/B, File No. 333-100907, Accession No. 0000892569-05-000249, filed on April 18, 2005, and Accession No. 0000892569-05-000534, filed on July 26, 2005, and incorporated by reference herein.)

STATEMENT OF ADDITIONAL INFORMATION

(included in Registrant’s Form N-4/B, File No. 333-100907, Accession No. 0000892569-05-000249, filed on April 18, 2005, and Accession No. 0000892569-05-000534, filed on July 26, 2005, and incorporated by reference herein.)

Supplement dated December 16, 2005 to the Prospectus dated May 1, 2005 for the Pacific Odyssey variable annuity contract issued by Pacific Life &Annuity Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2005.

The changes described in this supplement are effective January 2, 2006.

AN OVERVIEW OF PACIFIC ODYSSEY is amended by adding the following:

Guaranteed Income Advantage Plus (GIA Plus) Rider

The optional GIA Plus Rider offers a minimum fixed income payout, plus the ability to lock in market gains and withdraw money each year. The GIA Plus Rider offers a guaranteed income annuity option when an asset allocation program established and maintained by us for the GIA Plus Rider is used. You may buy the GIA Plus Rider on the Contract Date or on any Contract Anniversary. The GIA Plus Rider may not be available. Ask your registered representative about its current availability.

If you buy the GIA Plus Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, we will make the Effective Date of the GIA Plus Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the GIA Plus Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The GIA Plus Rider is called the Guaranteed Income Annuity Rider in the Contract’s Rider.

Lifetime Income Access Plus Rider

The optional Lifetime Income Access Plus Rider lets you withdraw up to 5% of your investments per year, lock in market gains, and may provide a credit which increases your protected amount. Subject to state availability, the optional Lifetime Income Access Plus Rider offers you, during the accumulation period, the ability to withdraw up to 5% of a Protected Payment Base (usually Purchase Payments), the potential to receive 5% of the Protected Payment Base for life, even if the Contract Value or Remaining Protected Balance is reduced to zero, and provides an Income Access Credit of 6% to your Protected Payment Base and Remaining Protected Balance for up to a five year period (provided you do not take any withdrawals during this period), when used with an asset allocation program established and maintained by us. You may buy this Rider on the Contract Date or on any Contract Anniversary.

The Rider also provides for an additional option (the “Reset”) on any Contract Anniversary beginning with the first (1st) anniversary of the Rider Effective Date or most recent Reset Date, whichever is later, and may include an increase in the charges (up to a maximum of 1.20%) associated with the Rider. The Lifetime Income Access Plus Rider may not be available. Ask your registered representative about its current availability. (Protected Payment Base, Remaining Protected Balance, Protected Payment Amount, Income Access Credit, Reset, and Reset Date are described in the OTHER OPTIONAL RIDERS—Lifetime Income Access Plus Rider section in this supplement.)

If you buy the Rider within sixty (60) days after the Contract Date or within thirty (30) days after a Contract Anniversary, we will make the Effective Date of the Rider coincide with that Contract Date or Contract Anniversary.

You should consult a qualified adviser for complete information and advice before purchasing the Lifetime Income Access Plus Rider or electing the Reset provision available under the Rider.

There may be adverse consequences to taking a loan while this Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

The Lifetime Income Access Plus Rider is called the Enhanced Guaranteed Withdrawal Benefit Rider in the Contract’s Rider.

The Periodic Expenses section is amended by adding the following:

• Guaranteed Income Advantage Plus (GIA Plus) Rider Charge	0.50%[7]

• Lifetime Income Access Plus Rider Charge	1.20%[8]

The following Footnotes are added to the Expenses section:

[7]	If you buy the GIA Plus Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary and when you make a full withdrawal if the Rider is in effect on that date, or if the Rider is terminated. We will waive the annual charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

[8]	If you buy the Lifetime Income Access Plus Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect, or if the Rider is terminated. The 1.20% Charge is the maximum charge allowable under the terms and conditions of the Rider. Currently, the annual Charge for the Rider is 0.40%. Under the terms and conditions of the Rider, the annual Charge will remain the same while the Rider is in effect, unless you elect the optional Reset provision provided under the Rider. The Charge if you purchase the Rider will also be shown on the Rider in your Contract. We will waive the annual Charge if the Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

The Examples section is replaced with the following:

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the combination of optional Riders whose cumulative expenses totaled more than any other combination of optional Riders), Separate Account annual expenses, and maximum and minimum Portfolio fees and expenses for the year ended December 31, 2004. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered, annuitized or left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$474	$1,418	$2,370	$4,774
Minimum*	$70	$221	$384	$858

*	In calculating the examples above, we used the maximum and minimum total operating expenses of all of the Portfolios as shown in the Fees And Expenses section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in the Prospectus, and see the Fund’s Prospectus. See the FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information.

PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS is amended by adding the following:

Some broker/ dealers may limit their clients from purchasing some optional benefits based upon the client’s age or other factors. You should work with your registered representative to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Purchasing the Guaranteed Income Advantage Plus (GIA Plus) Rider (Optional)

You may purchase the GIA Plus Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Plus Rider only if:

•	the age of each Annuitant is 80 years or younger on the date the Rider is purchased, and

•	the entire Contract Value is invested according to an asset allocation program established and maintained by us for this Rider.

By adding the GIA Plus Rider to the Contract, you agree to certain allocation limitations and investment alternatives in which you may invest while this Rider is in effect. These requirements may include, but are not limited to: maximum Purchase Payment allocation limits to certain Variable Investment Options or on certain allowable fixed-rate General Account Investment Options that are outside of an asset allocation model, but participate in the asset allocation program; exclusion of certain Investment Options; required minimum Purchase Payment allocations and restriction on transfers to or from certain Investment Options. These requirements apply to the entire Contract Value. (See the PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS—Portfolio Optimization section in the Prospectus.)

Except as otherwise provided below, the GIA Plus Rider will remain in effect until the earlier of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for the Rider,

•	the day we receive notification from you to terminate the Rider,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the date the Contract is terminated in accordance with the terms of the Contract, or

•	the Annuity Date.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to an asset allocation program established and maintained by us for the Rider. However, in this case, the Rider will not terminate if, within 30 calendar days after the date of our written notice (“30 day period”), you instruct us to take appropriate corrective action to continue participation in an asset allocation program and continue the Rider. If no instructions are received at our Service Center within the 30 day period, we will terminate the Rider, effective on the next Business Day following the end of the 30 day period.

Upon your request, the GIA Plus Rider may be terminated at any time. If your request to terminate the GIA Plus Rider is received at our Service Center within thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate on that Contract Anniversary. If your request to terminate the GIA Plus Rider is received at our Service Center more than thirty (30) days after a Contract Anniversary, the GIA Plus Rider will terminate the day we receive the request.

If the GIA Plus Rider is terminated, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of the termination before the GIA Plus Rider may be purchased again (if available).

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue, unless otherwise terminated.

Purchasing the Lifetime Income Access Plus Rider (Optional)

You may purchase the optional Lifetime Income Access Plus Rider on the Contract Date or on any Contract Anniversary if:

•	the age of each Annuitant is eighty five (85) years or younger on the date of purchase, and

•	your entire Contract Value is invested in an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

By adding the Lifetime Income Access Plus Rider to the Contract, you agree to certain allocation limitations and investment alternatives in which you may invest while this Rider is in effect. These requirements may include, but are not limited to: maximum Purchase Payment allocation limits to certain Variable Investment Options or on certain allowable fixed-rate General Account Investment Options that are outside of an asset allocation model, but participate in the asset allocation program; exclusion of certain Investment Options; required minimum Purchase Payment allocations and restriction on transfers to or from certain Investment Options. These requirements apply to the entire Contract Value. (See the PURCHASING YOUR CONTRACT AND OPTIONAL RIDERS—Portfolio Optimization section in the Prospectus.)

You cannot request a termination of the Rider. Except as otherwise provided below, the Rider will automatically terminate on the earliest of:

•	the day any portion of the Contract Value is no longer invested according to an asset allocation program established and maintained by us for this Rider,

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later,

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant,

•	the day the Contract is terminated in accordance with the provisions of the Contract,

•	the day we are notified of a change in ownership of the Contract if the Contract is Non-Qualified, or

•	the Annuity Date.

The Rider will not terminate the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later. In this case, the Rider will terminate the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

The Rider and the Contract will not terminate the day the Contract Value is zero and you begin taking pre-authorized withdrawals of 5% of the Protected Payment Base. In this case, the Rider and the Contract will terminate:

•	the date of the first death of an Owner or the date of death of the sole surviving Annuitant if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner) was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, or

•	the day the Remaining Protected Balance is reduced to zero if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner), was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later.

We will send you written notice in the event any transaction made by you will involuntarily cause the Rider to terminate for failure to invest according to an asset allocation program established and maintained by us for the Rider. However, in this case, the Rider will not terminate if, within 30 calendar days after the date of our written notice (“30 day period”), you instruct us to take appropriate corrective action to continue participation in an asset allocation program and continue the Rider. If no instructions are received at our Service Center within the 30 day period, we will terminate the Rider, effective on the next Business Day following the end of the 30 day period.

If this Rider is terminated as a result of having any portion of the Contract Value no longer invested according to an asset allocation program established and maintained by us, you must wait until a Contract Anniversary that is at least one (1) year from the Effective Date of termination before this Rider may be purchased again (if available).

Continuation of Rider if Surviving Spouse Continues Contract

If the Owner dies while this Rider is in effect and if the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, the surviving spouse may continue to take withdrawals of the Protected Payment Amount under this Rider, until the Remaining Protected Balance is reduced to zero.

The surviving spouse may elect to reset the Remaining Protected Balance on any Contract Anniversary. If an election to reset is made, then the provisions of this Rider will continue for the surviving spouse.

CHARGES, FEES AND DEDUCTIONS is amended by adding the following:

Guaranteed Income Advantage Plus (GIA Plus) Annual Charge (Optional Rider)

If you purchase the GIA Plus Rider, we will deduct a GIA Annual Charge (“Charge”) for expenses related to the GIA Plus Rider. The annual Charge is equal to 0.50% multiplied by the greater of the Guaranteed Income Base or the Contract Value on the Contract Anniversary (Guaranteed Income Base is described in the OTHER OPTIONAL RIDERS—Guaranteed Income Advantage Plus Rider section in this supplement). The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.

We will deduct the Charge from your Investment Options on a proportionate basis:

•	on each Contract Anniversary the GIA Plus Rider remains in effect, and

•	if the GIA Plus Rider is terminated.

If the GIA Plus Rider is terminated on a Contract Anniversary, the full Charge will be deducted from the Contract Value. The full Charge will be based on the greater of the Guaranteed Income Base or the Contract Value on that Contract Anniversary. If the GIA Plus Rider is terminated on a day other than a Contract Anniversary, we will prorate the Charge to the date of termination. The prorated Charge amount will be based on the greater of the Guaranteed Income Base or the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the GIA Plus Rider terminates. We will waive the annual charge if the GIA Plus Rider terminates as a result of death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

No portion of the Charge will be deducted from any fixed-rate General Account Investment Option. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.

Lifetime Income Access Plus Annual Charge (Optional Rider)

If you purchase the Lifetime Income Access Plus Rider, we will deduct, annually, a Lifetime Income Access Plus Charge (“Charge”) from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of the Rider, and if the Rider terminates. The Charge is equal to 0.40% multiplied by your Contract Value on the Contract Anniversary. The Charge for a Contract Year will be deducted on the Contract Anniversary following that Contract Year.

If the Rider terminates on a Contract Anniversary, the full Charge will be deducted from the Contract Value on that Contract Anniversary. If the Rider terminates on a day other than a Contract Anniversary the Charge will be prorated to the date of termination. The prorated Charge will be deducted based on the Contract Value as of the day the Rider terminates. The prorated Charge will be deducted from the Contract Value on the earlier of the day the Contract terminates or the Contract Anniversary immediately following the day the Rider terminates. We will waive the Charge if the Rider terminates due to death of an Owner or sole surviving Annuitant or upon full annuitization of your Contract.

The annual Charge may change if you elect the optional Reset provision in the Rider, but will never be more than the annual Charge percentage being charged for new issues of this same Rider and will not be more than a maximum annual Charge percentage of 1.20%. If you do not elect the optional Reset, your annual Charge percentage will remain the same as it was on the Effective Date of the Rider.

No portion of the Charge will be deducted from any fixed-rate General Account Investment Option. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the Charge from the final payment made to you.

OTHER OPTIONAL RIDERS is amended by adding the following:

Guaranteed Income Advantage Plus (GIA Plus) Rider

If you purchase the optional GIA Plus Rider, you may, prior to the Annuity Date, choose any of the Annuity Options described in your Contract, or you may choose the GIA Plus Annuity Option provided this Rider has been in effect for at least ten (10) years from its Effective Date. If you choose the GIA Plus Annuity Option, you must choose fixed annuity payments and the entire amount available for annuitization at the time you convert to the GIA Plus Annuity Option must be annuitized. The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an effective annual interest rate of 2.0% and the 1996 US Annuity 2000 Mortality Table with the age set back eight (8) years.

Annuity Payments—The annuity payments that may be elected under the GIA Plus Annuity Option are:

•	Life Only, or

•	Joint and Survivor Life.

The Rider contains annuity tables for each GIA Plus Annuity Option available.

On the Annuity Date, the Net Amount applied to the annuity payments under the GIA Plus Annuity Option will be equal to the greater of the Guaranteed Income Base on that day or the GIA Plus Step-Up Value on that day, less the following:

•	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date, and

•	charges for premium taxes and/or other taxes.

Initial Values—The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value are values used in determining the Net Amount applied on the Annuity Date to provide payments under the GIA Plus Annuity Option.

The initial values are determined on the Rider Effective Date as follows:

•	if this Rider is effective on the Contract Date, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the initial Purchase Payment.

•	if this Rider is effective on a Contract Anniversary, the Guaranteed Income Base and GIA Plus Withdrawal Base are equal to the Contract Value on that day.

•	the GIA Plus Withdrawal Amount for the Contract Year beginning on the Rider Effective Date is equal to 5% of the GIA Plus Withdrawal Base.

•	the GIA Plus Step-Up Value is equal to the Contract Value on the Rider Effective Date.

The GIA Plus Withdrawal Base and GIA Plus Withdrawal Amount after the Rider Effective Date are recalculated only on each subsequent Contract Anniversary.

Subsequent Values—The Guaranteed Income Base, GIA Plus Withdrawal Base, GIA Plus Withdrawal Amount and GIA Plus Step-Up Value after the Rider Effective Date are determined as follows:

Guaranteed Income Base—On any day after the Rider Effective Date, the Guaranteed Income Base is equal to:

•	the Guaranteed Income Base on the prior day, multiplied by a daily factor of 1.000133680 which is equivalent to increasing the Guaranteed Income Base at an annual growth rate of 5%, plus

•	Purchase Payments received by us on that day, less

•	adjustments for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Income Base immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of the withdrawal.

However, on each Contract Anniversary after the Rider Effective Date, if there is at least one withdrawal during the prior Contract Year and the cumulative withdrawals for that Contract Year do not exceed the sum of:

•	the GIA Plus Withdrawal Amount for that Contract Year, and

•	any remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount,

the Guaranteed Income Base as of that Contract Anniversary will be reset to equal:

•	the Guaranteed Income Base on the Rider Effective Date or prior Contract Anniversary, whichever is later, increased at an annual growth rate of 5%, plus

•	the amount of any subsequent Purchase Payments received by us during the prior Contract Year, each increased at an annual growth rate of 5% from the effective date of that Purchase Payment, less

•	the amount of cumulative withdrawals during the prior Contract Year.

The 5% annual growth rate will stop accruing as of the earlier of:

•	the Contract Anniversary prior to the youngest Annuitant’s 81st birthday, or

•	the day this Rider terminates.

GIA Plus Withdrawal Base—On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Base is equal to:

•	the GIA Plus Withdrawal Base determined on the Rider Effective Date, plus

•	the amount of any subsequent Purchase Payments received by us after the Rider Effective Date, up through the day immediately prior to that Contract Anniversary.

GIA Plus Withdrawal Amount—On each Contract Anniversary after the Rider Effective Date, the GIA Plus Withdrawal Amount for the Contract Year beginning on that Contract Anniversary is equal to 5% of the GIA Plus Withdrawal Base as of that Contract Anniversary.

Withdrawals taken from the Contract will be measured against the GIA Plus Withdrawal Amount established for the Contract Year. If cumulative withdrawals during the Contract Year do not exceed the GIA Plus Withdrawal Amount established for that Contract Year, any remaining dollar amount of the GIA Plus Withdrawal Amount not withdrawn will be carried over to the next Contract Year only and will be used together with the GIA Plus Withdrawal Amount established for that year.

On the last day of the current Contract Year, any remaining dollar amount of the GIA Plus Withdrawal Amount that was carried over from the prior Contract Year and that has not been withdrawn, will cease to be carried over to any subsequent Contract Year. Any remaining dollar amount of the GIA Plus Withdrawal Amount established at the beginning of the current Contract Year not withdrawn, will be carried-over to the next Contract Year only.

GIA Plus Step-Up Value—On any day after the Rider Effective Date, the GIA Plus Step-Up Value is equal to:

•	the GIA Plus Step-Up Value as of the prior day, plus

•	Purchase Payments received by us on that day, less

•	adjustment for withdrawals made on that day.

The adjustment for each withdrawal is calculated by multiplying the GIA Plus Step-Up Value immediately prior to the withdrawal by the percentage decrease in Contract Value as a result of that withdrawal.

On any Contract Anniversary after the Rider Effective Date and prior to the youngest Annuitant’s 81st birthday, the GIA Plus Step-Up Value is set equal to the greater of:

•	the Contract Value as of that Contract Anniversary, or

•	the GIA Plus Step-Up Value immediately prior to that Contract Anniversary.

The GIA Plus Step-Up Value will then be adjusted for any Purchase Payments or withdrawals on that Contract Anniversary in accordance with the first paragraph of this subsection.

The GIA Plus Step-Up Value on each Contract Anniversary on and after the youngest Annuitant’s 81st birthday is equal to the GIA Plus Step-Up Value immediately prior to the Contract Anniversary preceding that 81st birthday, adjusted for any Purchase Payments and withdrawals since that anniversary.

Partial Conversion of Net Contract Value for Annuity Payments—If a portion of the Net Contract Value (Contract Value less Contract Debt) is converted to provide payments under an Annuity Option described in the Contract at anytime before you annuitize under the GIA Plus Annuity Option, the amount converted will be considered a “withdrawal” for purposes of determining withdrawal adjustments to the Guaranteed Income Base and GIA Plus Step-Up Value.

Limitation on Subsequent Purchase Payments—For purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on and after the first (1st) Contract Anniversary from the Effective Date of the Rider to exceed $100,000 without our prior approval.

Sample Calculations—Hypothetical sample calculations are in the APPENDIX B: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS section in this supplement. The examples provided are based on certain hypothetical assumptions and are for example purposes only. They are not intended to serve as projections of future investment returns.

Lifetime Income Access Plus Rider

If you purchase the Lifetime Income Access Plus Rider, on any day this Rider guarantees you can withdrawal up to the Protected Payment Amount, regardless of market performance, until the Remaining Protected Balance is reduced to zero (0). This Rider also provides for an amount (an “Income Access Credit”) to be added to the Protected Payment Base and Remaining Protected Balance.

In addition, on any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value on that Contract Anniversary.

For purposes of this Rider, the term “withdrawal” includes any charges for premium taxes and/or other taxes, if applicable. Amounts withdrawn under this Rider will reduce the Contract Value by the amount withdrawn and will be subject to the same conditions, limitations, restrictions and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the provisions of the Contract.

If your Contract is a Qualified Contract or a TSA/403(b) Contract, you are subject to restrictions on withdrawals you may take prior to a triggering event and you should consult your tax or legal advisor prior to purchasing an optional guarantee, the primary benefit of which is guaranteeing withdrawals. For additional information regarding withdrawals and triggering events, see the FEDERAL TAX STATUS—Qualified Plans section in the Prospectus.

Lifetime Income Access Plus terms

Annual RMD Amount—The amount required to be distributed each Calendar Year for purposes of satisfying the minimum distribution requirements of Internal Revenue Code Section 401(a)(9) (“Section 401(a)(9)”) and related Code provisions in effect as of the Rider Effective Date.

Protected Payment Amount—The maximum amount that can be withdrawn under this Rider without reducing the Protected Payment Base. The Protected Payment Amount on any day after the Rider Effective Date is equal to the lesser of:

•	5% of the Protected Payment Base as of that day, less cumulative withdrawals during that Contract Year, or

•	the Remaining Protected Balance as of that day.

Protected Payment Base—An amount used to determine the Protected Payment Amount. The Protected Payment Base will remain unchanged except as otherwise described under the provisions of this Rider.

Remaining Protected Balance—The amount available for future withdrawals made under this Rider.

Income Access Credit—An amount added to the Protected Payment Base and Remaining Protected Balance.

Reset Date—Any Contract Anniversary beginning with the first (1st) Contract Anniversary after the Rider Effective Date or the most recent Reset Date, whichever is later, on which you elect to Reset the remaining Protected Balance to an amount equal to 100% of the Contract Value, determined as of that Contract Anniversary.

Initial Values—The initial Protected Payment Base and Remaining Protected Balance amounts are equal to:

•	Initial Purchase Payment, if the Rider Effective Date is on the Contract Date, or

•	Contract Value, if the Rider Effective Date is on a Contract Anniversary.

The initial Protected Payment Amount on the Rider Effective Date is equal to 5% of the initial Protected Payment Base.

Subsequent Purchase Payments—If we receive additional Purchase Payments after the Rider Effective Date, we will increase the Protected Payment Base and Remaining Protected Balance by the amount of the Purchase Payments. However, for purposes of this Rider, we reserve the right to restrict additional Purchase Payments that result in a total of all Purchase Payments received on or after the later of the first (1st) Contract Anniversary or most recent Reset Date to exceed $100,000 without our prior approval. This provision only applies if the Contract to which this Rider is attached, permits Purchase Payments after the first (1st) Contract Anniversary, measured from the Contract Date.

Income Access Credit—On each Contract Anniversary after the Rider Effective Date, an Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance, as of that Contract Anniversary, if:

•	no withdrawals have occurred after the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	that Contract Anniversary is within the first five (5) Contract Anniversaries, measured from the Rider Effective Date or the most recent Reset Date, whichever is later.

The Income Access Credit is equal to 6% of the total of:

•	the Remaining Protected Balance on the Rider Effective Date or the most recent Reset Date, whichever is later, and

•	the cumulative Purchase Payments received after the Rider Effective Date or most recent Reset Date, whichever is later,

as of the Contract Anniversary on which the Income Access Credit is added.

Once a withdrawal has occurred, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal, unless you elect to reset the Remaining Protected Balance.

Income Access Credits will not increase your cost basis and when distributed, may be recognizable as taxable ordinary income.

Withdrawal of Protected Payment Amount—While this Rider is in effect, you may withdraw up to the Protected Payment Amount without reducing the Protected Payment Base, regardless of market performance, until the Remaining Protected Balance equals zero.

If a withdrawal does not exceed the Protected Payment Amount immediately prior to that withdrawal, the Protected Payment Base will remain unchanged. The Remaining Protected Balance will decrease by the withdrawal amount immediately following the withdrawal.

If a withdrawal exceeds the Protected Payment Amount immediately prior to that withdrawal, we will adjust the Protected Payment Base and Remaining Protected Balance immediately following the withdrawal, to the lesser of:

•	the Contract Value immediately after the withdrawal, or

•	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount.

The amount available for withdrawal under the Contract must be sufficient to support any withdrawal that would otherwise exceed the Protected Payment Amount.

Required Minimum Distributions

No adjustment will be made to the Protected Payment Base as a result of a withdrawal, if a withdrawal made under the Rider exceeds the Protected Payment Amount immediately prior to the withdrawal, provided:

•	such withdrawal (an “RMD Withdrawal”) is for purposes of satisfying the minimum distribution requirements of Section 401(a)(9) and related Code provisions in effect at that time,

•	you have authorized us to calculate and make periodic distribution of the Annual RMD Amount for the Calendar Year required based on the payment frequency you have chosen,

•	the Annual RMD Amount is based on the previous year-end Contract Value of this Contract only, and

•	no withdrawals (other than RMD withdrawals) are made from the Contract during the Contract Year.

The Remaining Protected Balance will decrease by the amount of each RMD withdrawal immediately following the RMD withdrawal.

Depletion of Contract Value

If a withdrawal (including an RMD withdrawal) does not exceed the Protected Payment Amount and reduces the Contract Value to zero, the following will apply:

•	if the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider, after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the Remaining Protected Balance is reduced to zero, or

•	was age 65 or older when either, the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, 5% of the Protected Payment Base will be paid each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

•	the payments of 5% of the Protected Payment Base will be paid under a series of pre-authorized withdrawals under a payment frequency as elected by the Owner, but no less frequently than annually,

•	no additional Purchase Payments will be accepted under the Contract,

•	any Remaining Protected Balance will not be available for payment in a lump sum and may not be applied to provide payments under an Annuity Option,

•	the Contract will cease to provide any death benefit, and

•	any payments made to you of the Remaining Protected Balance may be taxable to you as ordinary income, and if you are under the age of 59 1/2, may be subject to an additional 10% early withdrawal penalty tax.

If the Owner or sole surviving Annuitant dies and the Contract Value is zero as of the date of death, any Remaining Protected Balance will be paid to the Beneficiary under a series of pre-authorized withdrawals and payment frequency (at least annually) then in effect at the time of the Owner’s or sole surviving Annuitant’s death. If, however, the Remaining Protected Balance would be paid over a period that exceeds the life expectancy of the Beneficiary, the pre-authorized withdrawal amount will be adjusted so that the withdrawal payments will be paid over a period that does not exceed the Beneficiary’s life expectancy. Any payments made to the Beneficiary of the Remaining Protected Balance may be taxable to the Beneficiary as ordinary income.

Depletion of Remaining Protected Balance

If a withdrawal reduces the Remaining Protected Balance to zero and Contract Value remains, the following will apply:

     If the oldest Owner (or youngest Annuitant, in the case of an Owner who is a Non-Natural Owner):

•	was age 64 or younger when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, this Rider will terminate, or

•	was age 65 or older when the first withdrawal was taken under the Rider after the Rider Effective Date or the most recent Reset Date, whichever is later, you may elect to withdraw up to 5% of the Protected Payment Base each year until the day of the first death of an Owner or the date of death of the sole surviving Annuitant.

If a withdrawal (except an RMD withdrawal) made from the Contract exceeds 5% of the Protected Payment Base, this Rider will terminate.

Any death benefit proceeds to be paid to the Beneficiary from remaining Contract Value will be paid according to the Death Benefit provisions of the Contract.

Election to Reset Remaining Protected Balance—You may, on any Contract Anniversary beginning with the first (1st) Contract Anniversary, measured from the Rider Effective Date or the most recent Reset Date, whichever is later, elect to reset the Remaining Protected Balance to an amount equal to 100% of the Contract Value as of that Contract Anniversary.

The annual Charge percentage may change if you elect to reset the Remaining Protected Balance. However, the annual Charge percentage will never exceed the annual Charge percentage then in effect for new issues of this same Rider. If we are no longer issuing this Rider, any change in the annual Charge percentage will not result in an annual Charge percentage that exceeds the maximum annual Charge percentage. (See the CHARGES, FEES and DEDUCTIONS—Lifetime Income Access Plus Rider section in this supplement.)

On each Reset Date and after any Income Access Credit is applied, we will set the Protected Payment Base and Remaining Protected Balance to an amount equal to 100% of the Contract Value as of the Reset Date.

The election to reset the Remaining Protected Balance must be received, in a form satisfactory to us, at our Service Center within thirty (30) days after the Contract Anniversary on which the reset is effective. Your election to reset the Remaining Protected Balance may result in a reduction in the Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and Income Access Credit. We will provide you with written confirmation of your election.

On and after each Reset Date, the provisions of this Rider shall apply in the same manner as they applied when the Rider was originally issued. Eligibility for any Income Access Credits, the limitations and restrictions on Purchase Payments and withdrawals, the deduction of annual Charges and any future reset options available on and after the Reset Date, will again apply and will be measured from that Reset Date.

Sample Calculations—Hypothetical sample calculations are in the APPENDIX C: LIFETIME INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS section in this supplement. The examples provided are based on certain hypothetical assumptions and are for example purposes only. The examples are not intended to serve as projections of future investment returns.

FEDERAL TAX STATUS—Loans is amended as follows:

The Loan Terms subsection is amended to include the following:

If you purchase the GIA Plus or Lifetime Income Access Plus Riders, there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

APPENDIX B: GUARANTEED INCOME ADVANTAGE PLUS RIDER SAMPLE CALCULATIONS is added:

GUARANTEED INCOME ADVANTAGE PLUS RIDER

SAMPLE CALCULATIONS

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by the Guaranteed Income Advantage Plus (“GIA Plus”) Rider, and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—The initial values on the Rider Effective Date based on an Initial Purchase Payment of $100,000. The Initial Purchase Payment is assumed to be the Contract Value if the Rider Effective Date is on a Contract Anniversary.

Remaining
			Contract	Guaranteed			GIA Plus	Dollar
	Purchase		Value	Income	GIA Plus	GIA Plus	Withdrawal	Amount of
Contract	Payments	Withdrawal	after	Base	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Years	Received	Amount	Activity	(GIB)	Value	Base (GWB)	(5% of GWB)	GWA

Beginning of Year 1	$100,000		$100,000	$100,000	$100,000	$100,000	$5,000	N/A

Example #2—Subsequent Purchase Payment received during the first Contract Year and its effect on the values and balances under this Rider. This example assumes that no withdrawals have been made.

In addition to Purchase Payments, the Contract Value is further subject to increases and/or decreases during a Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

The Guaranteed Income Base prior to receipt of the Purchase Payment is assumed to have accumulated to $101,227. This amount is derived by multiplying each day’s Guaranteed Income Base by the daily factor of 1.000133680. As a result of the subsequent Purchase Payment, the Guaranteed Income Base is increased to $201,227 ($101,227 + $100,000). The Guaranteed Income Base will assume to accumulate to $208,727 at the next Contract Anniversary, by multiplying each day’s Guaranteed Income Base immediately after receipt of the subsequent Purchase Payment by the daily factor of 1.000133680.

The GIA Plus Step-Up Value prior to receipt of the Purchase Payment is $100,000. As a result of the subsequent Purchase Payment, the GIA Plus Step-Up Value is increased to $200,000 ($100,000 + $100,000). On the Contract Anniversary at the beginning of Contract Year 2, the Contract Value ($205,242) is greater than the GIA Plus Step-Up Value immediately prior to that Contract Anniversary ($200,000). As a result, the GIA Plus Step-Up Value as of that Contract Anniversary is equal to the Contract Value on that Contract Anniversary ($205,242).

The GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to the GIA Plus Withdrawal Base on the Rider Effective Date ($100,000) plus cumulative Purchase Payments received after the Rider Effective Date ($100,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Base on the Contract Anniversary at the beginning of Contract Year 2 is equal to $200,000 ($100,000 + $100,000).

The GIA Plus Withdrawal Amount for Contract Year 2 is determined on the Contract Anniversary at the beginning of Contract Year 2, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result of the subsequent Purchase Payment, the GIA Plus Withdrawal Amount for Contract Year 2 is equal to $10,000.

Since no withdrawals were made during Contract Year 1, the GIA Plus Withdrawal Amount for Contract Year 1 ($5,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2.

Example #3—Cumulative withdrawals during Contract Year 2 exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 2. The withdrawal is assumed to result in a 10% reduction in the Contract Value.

Since the $20,830 withdrawal exceeded the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 2; and (b) the remaining dollar amount of the prior Contract’s Year’s GIA Plus Withdrawal Amount for Contract Year 2, the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3 is zero. Withdrawals are first applied to the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount, if any, until exhausted, then to the GIA Plus Withdrawal Amount for the current Contract Year, until exhausted.

The GIA Plus Withdrawal Amount for Contract Year 3 is determined on the Contract Anniversary at the beginning of Contract Year 3, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 3 is equal to $10,000. The GIA Plus Withdrawal Amount for any Contract Year will not be less than zero.

Immediately after the withdrawal, the Guaranteed Income Base and the GIA Plus Step-Up Value are reduced by the percentage decrease (10%) in Contract Value as a result of the withdrawal.

Since no subsequent Purchase Payments were received during Contract Year 2, the GIA Plus Withdrawal Base at the beginning of Contract Year 3 remains unchanged.

Example #4—Cumulative withdrawals during Contract Year 3 not exceeding the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar amount of the prior Contract Year’s GIA Plus

Withdrawal Amount for Contract Year 3, the Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4 is calculated as follows:

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 3:	$197,247

Increased at an annual rate of 5% to the Contract Anniversary at the beginning of Contract Year 4:	+ $9,862

Reduced by the amount equal to the amount withdrawn in Contract Year 3:	- $8,000

Guaranteed Income Base on the Contract Anniversary at the beginning of Contract Year 4:	$199,109

Since no subsequent Purchase Payments were received during Contract Year 3, the GIA Plus Withdrawal Base at the beginning of Contract Year 4 remains unchanged.

The GIA Plus Withdrawal Amount for Contract Year 4 is determined on the Contract Anniversary at the beginning of Contract Year 4, and is equal to 5% of the GIA Plus Withdrawal Base on that Contract Anniversary (5% of $200,000). As a result, the GIA Plus Withdrawal Amount for Contract Year 4 is equal to $10,000.

Because cumulative withdrawals for Contract Year 3 did not exceed the sum of: (a) the GIA Plus Withdrawal Amount for Contract Year 3; and (b) the remaining dollar value of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 3; the dollar amount of the GIA Plus Withdrawal Amount for Contact Year 3 remaining ($2,000) becomes the remaining dollar amount of the prior Contract Year’s GIA Plus Withdrawal Amount for Contract Year 4.

Example #5—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and no withdrawals are taken during the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

						Remaining
					GIA Plus	Dollar
Beginning		Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Contract Value	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	after Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$103,000	$105,000	$103,000	$100,000	$5,000	$5,000
3	$106,090	$110,250	$106,090	$100,000	$5,000	$5,000
4	$109,273	$115,763	$109,273	$100,000	$5,000	$5,000
5	$112,551	$121,551	$112,551	$100,000	$5,000	$5,000
6	$115,927	$127,628	$115,927	$100,000	$5,000	$5,000
7	$112,450	$134,010	$115,927	$100,000	$5,000	$5,000
8	$109,076	$140,710	$115,927	$100,000	$5,000	$5,000
9	$105,804	$147,746	$115,927	$100,000	$5,000	$5,000
10	$102,630	$155,133	$115,927	$100,000	$5,000	$5,000
11	$99,551	$162,889	$115,927	$100,000	$5,000	$5,000

Example #6—Rider values on each Contract Anniversary based on an Initial Purchase Payment of $100,000 paid on the Contract Date. The values further assume that no subsequent Purchase Payments are received and withdrawals of $5,000 are taken each Contract Year for the first ten (10) Contract Years after the Rider Effective Date. The Initial Purchase Payment is assumed to be the Contract Value if the Rider is effective on a Contract Anniversary.

						Remaining
					GIA Plus	Dollar
Beginning		Guaranteed	GIA Plus	GIA Plus	Withdrawal	Amount of
of Contract	Contract Value	Income	Step-Up	Withdrawal	Amt. (GWA)	Prior Year’s
Year	after Activity	Base (GIB)	Value	Base (GWB)	(5% of GWB)	GWA

1	$100,000	$100,000	$100,000	$100,000	$5,000	N/A
2	$97,926	$100,000	$97,926	$100,000	$5,000	$0
3	$95,789	$100,000	$95,789	$100,000	$5,000	$0
4	$93,588	$100,000	$93,588	$100,000	$5,000	$0
5	$91,321	$100,000	$91,321	$100,000	$5,000	$0
6	$88,986	$100,000	$88,986	$100,000	$5,000	$0
7	$81,392	$100,000	$83,910	$100,000	$5,000	$0
8	$74,026	$100,000	$78,676	$100,000	$5,000	$0
9	$66,881	$100,000	$73,280	$100,000	$5,000	$0
10	$59,950	$100,000	$67,718	$100,000	$5,000	$0
11	$53,227	$100,000	$61,983	$100,000	$5,000	$0

Should the Contract annuitize immediately after the Rider has been in effect for at least ten (10) years and the GIA Plus Annuity Option has been elected to provide such payments, the net amount applied on the Annuity Date as a single premium to provide the payments is equal to the greater of:

     (a) the Guaranteed Income Base; or

     (b) the GIA Plus Step-Up Value; less any:

(c)	applicable annual charges for expenses related to other optional benefit riders attached to the Contract that are in effect as of the Annuity Date; and

     (d) charges for premium taxes and/or other taxes.

Under Example #5, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($162,889), as it is greater than the GIA Plus Step-Up Value ($115,927) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

Under Example #6, the net amount applied on the Annuity Date (the Contract Anniversary at the beginning of Contract Year 11) is equal to the Guaranteed Income Base ($100,000), as it is greater than the GIA Plus Step-Up Value ($61,983) as of the Annuity Date, less the amounts in (c), (d) and (e) above, if any.

APPENDIX C: LIFETIME INCOME ACCESS PLUS RIDER SAMPLE CALCULATIONS is added:

The numeric examples shown in this section are based on certain assumptions. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments received and withdrawals made from the Contract prior to the Annuity Date affect the values and benefits under this Rider over an extended period of time. These examples are not intended to serve as projections of future investment returns.

Example #1—Income Access Credit; No Subsequent Purchase Payments; No Withdrawals; No Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	No reset in Remaining Protected Balance

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
3			$106,090	$6,000	$112,000	$5,600	$112,000
4			$109,273	$6,000	$118,000	$5,900	$118,000
5			$112,551	$6,000	$124,000	$6,200	$124,000
6			$115,927	$6,000	$130,000	$6,500	$130,000
7			$119,405	$0	$130,000	$6,500	$130,000
8			$122,987	$0	$130,000	$6,500	$130,000
9			$126,677	$0	$130,000	$6,500	$130,000
10			$130,477	$0	$130,000	$6,500	$130,000
11			$134,392	$0	$130,000	$6,500	$130,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 6, an annual credit of $6,000 (6% of initial Remaining Protected Balance) is applied to the Protected Payment Base and Remaining Protected Balance on each Contract Anniversary up to the Contract Anniversary at the beginning of

Contract Year 6. As a result, on the Contract Anniversary at the beginning of Contract Year 6, the Protected Payment Base and Remaining Protected Balance are equal to $130,000 and the Protected Payment Amount is equal to $6,500 (5% of $130,000).

No annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary after the Contract Anniversary at the beginning of Contract Year 6, as no reset in the Remaining Protected Balance was assumed.

In addition to the Initial Purchase Payment, the Contract Value is further subject to increases and/or decreases during each Contract Year as a result of additional amounts credited, charges, fees and other deductions, and increases and/or decreases in the investment performance of the Variable Account.

Example #2—Subsequent Purchase Payment.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	A subsequent Purchase Payment of $50,000 is received during Contract Year 2.

•	No withdrawals taken.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity	$50,000		$154,534		$156,000	$7,800	$156,000
3			$156,834	$9,000	$165,000	$8,250	$165,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an annual credit of $6,000 (6% of initial Remaining Protected Balance) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Immediately after the $50,000 subsequent Purchase Payment during Contract Year 2, the Protected Payment Base and Remaining Protected Balance are increased by the Purchase Payment amount to $156,000 ($106,000 + $50,000). The Protected Payment Amount after the Purchase Payment is equal to $7,800 (5% of the Protected Payment Base after the Purchase Payment since there are no withdrawals during that Contract Year).

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 3, an annual credit of $9,000 (6% of initial Remaining Protected Balance plus 6% of the $50,000 subsequent Purchase Payment) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $165,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $8,250 (5% of the Protected Payment Base on that Contract Anniversary).

Example #3—Withdrawal Not Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	A withdrawal of $5,000 is taken during Contract Year 2.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
3			$101,016	$0	$106,000	$5,300	$101,000
4			$104,046	$0	$106,000	$5,300	$101,000

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an annual credit of $6,000 (6% of initial Remaining Protected Balance) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,300):

     (a) the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 – $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Since a withdrawal occurred during Contract Year 2, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #4—Withdrawal Exceeding Protected Payment Amount.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Two separate withdrawals of $5,000 and $3,000 are taken during Contract Year 2.

Beginning					Protected	Protected	Remaining
of Contract	Purchase		Contract Value	Annual	Payment	Payment	Protected
Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$103,000	$6,000	$106,000	$5,300	$106,000
Activity		$5,000	$99,534		$106,000	$300	$101,000
Activity		$3,000	$97,272		$97,272	$0	$97,272
3			$97,993	$0	$97,272	$4,864	$97,272
4			$100,933	$0	$97,272	$4,864	$97,272

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Since no withdrawal occurred prior to the Contract Anniversary at the beginning of Contract Year 2, an annual credit of $6,000 (6% of initial Remaining Protected Balance) is applied to the Protected Payment Base and Remaining Protected Balance on that Contract Anniversary, increasing both to $106,000. As a result, the Protected

Payment Amount on that Contract Anniversary is equal to $5,300 (5% of the Protected Payment Base on that Contract Anniversary).

Because the $5,000 withdrawal during Contract Year 2 does not exceed the Protected Payment Amount ($5,300):

     (a) the Protected Payment Base remains unchanged;

(b)	the Remaining Protected Balance is reduced by the amount of the withdrawal to $101,000 ($106,000 – $5,000); and

(c)	the Protected Payment Amount is equal to $300 (5% of the Protected Payment Base after the withdrawal (5% of $106,000 = $5,300), less cumulative withdrawals during that Contract Year ($5,000)).

Because the $3,000 withdrawal during Contract Year 2 exceeds the Protected Payment Amount immediately prior to the withdrawal ($3,000 > $300), the Protected Payment Base and Remaining Protected Balance immediately after the withdrawal are adjusted to the lesser of:

     (a) the Contract Value immediately after the withdrawal ($97,272); or

(b)	the Remaining Protected Balance immediately prior to the withdrawal, less the withdrawal amount ($101,000 – $3,000 = $98,000).

The Protected Payment Amount immediately after the withdrawal is equal to $0 (5% of the Protected Payment Base after the withdrawal (5% of $97,272 = $4,864), less cumulative withdrawals during that Contract Year ($8,000), but not less than zero).

Since a withdrawal occurred during Contract Year 2, no Income Access Credit will be added to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Example #5—Reset in Remaining Protected Balance.

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	No withdrawals taken.

•	Reset in Remaining Protected Balance at the Beginning of Contract Year 4.

					Protected	Protected	Remaining
Beginning of	Purchase		Contract Value	Annual	Payment	Payment	Protected
Contract Year	Payment	Withdrawal	after Activity	Credit	Base	Amount	Balance

1	$100,000		$100,000		$100,000	$5,000	$100,000
2			$110,000	$6,000	$106,000	$5,300	$106,000
3			$121,000	$6,000	$112,000	$5,600	$112,000
4			$133,100	$6,000	$118,000	$5,900	$118,000
(Prior to Reset)
4			$133,100		$133,100	$6,655	$133,100
(After Reset)
5			$146,410	$7,986	$141,086	$7,054	$141,086

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

On the Contract Anniversary at the beginning of Contract Year 4, the Contract Value ($133,100) is greater than the Remaining Protected Balance ($118,000). With the reset in Remaining Protected Balance, the Protected Payment Base and Remaining Protected Balance are set equal to the Contract Value on that Contract Anniversary. As a result, the Protected Payment Amount is equal to $6,655 after the reset.

After the reset in Remaining Protected Balance, eligibility for any annual credit will be based on the most recent Reset Date. That is, the annual credit may be added to the Protected Payment Base and Remaining Protected Balance on up to five (5) additional Contract Anniversaries if certain conditions are met.

The reset in Remaining Protected Balance may result in an increase in the annual charge percentage.

The reset in Remaining Protected Balance may also result in a lower Protected Payment Base, Remaining Protected Balance, Protected Payment Amount and any annual credit that may be applied.

Example #6—Lifetime Income

The values shown below are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	Rider Effective Date = Contract Date

•	No subsequent Purchase Payments are received.

•	Owner is age 65 or older when the first withdrawal was taken

•	Withdrawals, each equal to the Protected Payment Amount are taken each Contract Year.

•	No reset in the Remaining Protected Balance is assumed during the life of the Rider.

Contract		End of Year	Annual	Protected	Protected	Remaining
Year	Withdrawal	Contract Value	Credit	Payment Base	Payment Amount	Protected Balance

1	$5,000	$96,489	$0	$100,000	$5,000	$95,000
2	$5,000	$94,384	$0	$100,000	$5,000	$90,000
3	$5,000	$92,215	$0	$100,000	$5,000	$85,000
4	$5,000	$89,982	$0	$100,000	$5,000	$80,000
5	$5,000	$87,681	$0	$100,000	$5,000	$75,000
6	$5,000	$85,311	$0	$100,000	$5,000	$70,000
7	$5,000	$82,871	$0	$100,000	$5,000	$65,000
8	$5,000	$80,357	$0	$100,000	$5,000	$60,000
9	$5,000	$77,768	$0	$100,000	$5,000	$55,000
10	$5,000	$75,101	$0	$100,000	$5,000	$50,000
11	$5,000	$72,354	$0	$100,000	$5,000	$45,000
12	$5,000	$69,524	$0	$100,000	$5,000	$40,000
13	$5,000	$66,610	$0	$100,000	$5,000	$35,000
14	$5,000	$63,608	$0	$100,000	$5,000	$30,000
15	$5,000	$60,517	$0	$100,000	$5,000	$25,000
16	$5,000	$57,332	$0	$100,000	$5,000	$20,000
17	$5,000	$54,052	$0	$100,000	$5,000	$15,000
18	$5,000	$50,674	$0	$100,000	$5,000	$10,000
19	$5,000	$47,194	$0	$100,000	$5,000	$5,000
20	$5,000	$43,610	$0	$100,000	$5,000	$0
21	$5,000	$39,918	$0	$100,000	$5,000	$0
22	$5,000	$36,115	$0	$100,000	$5,000	$0
23	$5,000	$32,199	$0	$100,000	$5,000	$0
24	$5,000	$28,165	$0	$100,000	$5,000	$0
25	$5,000	$24,010	$0	$100,000	$5,000	$0
26	$5,000	$19,730	$0	$100,000	$5,000	$0
27	$5,000	$15,322	$0	$100,000	$5,000	$0
28	$5,000	$10,782	$0	$100,000	$5,000	$0
29	$5,000	$6,105	$0	$100,000	$5,000	$0
30	$5,000	$1,288	$0	$100,000	$5,000	$0
31	$5,000	$0	$0	$100,000	$5,000	$0
32	$5,000	$0	$0	$100,000	$5,000	$0
33	$5,000	$0	$0	$100,000	$5,000	$0
34	$5,000	$0	$0	$100,000	$5,000	$0

On the Rider Effective Date, the initial values are set as follows:

•	Protected Payment Base = Initial Purchase Payment = $100,000

•	Remaining Protected Balance = Initial Purchase Payment = $100,000

•	Protected Payment Amount = 5% of Protected Payment Base = $5,000

Because the amount of each withdrawal does not exceed the Protected Payment Amount immediately prior to the withdrawal ($5,000): (a) the Protected Payment Base and Protected Payment Amount remains unchanged; and (b) the Remaining Protected Balance is reduced by the amount of each withdrawal.

Since a withdrawal occurred during Contract Year 1, no annual credit will be applied to the Protected Payment Base and Remaining Protected Balance on any Contract Anniversary following the withdrawal.

Since it was assumed that the Owner was age 65 or older when the first withdrawal was taken, withdrawals of the Protected Payment Amount will continue to be paid each year (even after the Contract Value and Remaining Protected Balance have been reduced to zero) until the day of the Owner’s death or the date of death of the sole surviving Annuitant, whichever occurs first.

PART II

Part C: OTHER INFORMATION

     Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B:

(1) Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2004 which are incorporated by reference from the 2004 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

(2) Depositor’s Financial Statements

Audited Financial Statements dated as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 included in Part B include the following for Pacific Life & Annuity Company:

Independent Auditors’ Report
Statements of Financial Condition
Statements of Operations
Statements of Stockholder’s Equity
Statements of Cash Flows
Notes to Financial Statements

(b)	Exhibits

1. (a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PM Group) (PL&A) dated July 1, 1998.[1]

2.	Not applicable

3. (a)	Distribution Agreement between Pacific Life & Annuity Company (PL&A) and Pacific Select Distributors, Inc. (PSD)[1]

(b)	Form of Selling Agreement between Pacific Life & Annuity Company (PL&A), PSD and Various Broker-Dealers[1]

4. (a)	Pacific Odyssey—Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-232NY)[1]

(b)	Form of Qualified Pension Plan Rider (Form No. 20-24200)[1]

(c)	Form of 403(b) Tax-Sheltered Annuity Rider (Form No. 20-25200)[1]

(d)	Individual Retirement Annuity Rider (Form No. 20-25400)[1]

(e)	Roth Individual Retirement Annuity Rider (Form No. 20-24000)[1]

(f)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-15300)[1]

(g)	Stepped-Up Death Benefit Rider (Form No. 20-23500)[1]

(h)	Guaranteed Protection Advantage (GPA) Rider (Form No. 20-27000)[1]

(i)	Form of Guaranteed Protection Advantage 5 (GPA 5) Rider (Form No. 20-295-1)[2]

(j)	Guaranteed Income Annuity (GIA) Rider (Form No. 20-2118)

(k)	Enhanced Guaranteed Withdrawal Benefit Rider (Form No. 20-2120)

5. (a)	Form of Pacific Odyssey Variable Annuity Application (Form No. 25-23200)[1]

(b)	Form of Guaranteed Protection Advantage Rider Request (Form No. N2 (GPAR))[1]

(c)	Form of Portfolio Optimization Enrollment/Rider Request Form (Form No. N2150-5B)[4]

6. (a)	Articles of Incorporation of PM Group Life[1]

(b)	Amended and Restated Articles of Incorporation of PL&A1

(c)	By-laws of Pacific Life & Annuity Company[1]

7.	Not applicable

8. (a)	Fund Participation Agreement[1]

(b)	Administrative Agreement Between Pacific Life & Annuity Company (PL&A) and Pacific Life Insurance Company (“Pacific Life”)[1]

(c)	Fund Participation Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc., American Funds Distributors, American Funds Insurance Series, and Capital Research and Management Company.[3]

9.	Opinion and Consent of legal officer of Pacific Life & Annuity Company as to the legality of Contracts being registered.[1]

10.	Consent of Independent Registered Public Accounting Firm[3]

11.	Not applicable

12.	Not applicable

13.	Pacific Odyssey—Performance Calculations[1]

14.	Not applicable

15.	Powers of Attorney[1]

16.	Not applicable

[1]	Included in Registration Statement on Form N-4, File No. 333-100907, Accession No. 0001017062-02-001851 filed on October 31, 2002 and incorporated by reference herein.

[2]	Included in Registration Statement on Form N-4/A, File No. 333-100907, Accession No. 0000892569-05-000070 filed on February 17, 2005 and incorporated by reference herein.

[3]	Included in Registration Statement on Form N-4/B, File No. 333-71081, Accession No. 0000892569-05-000248, filed on April 18, 2005, and incorporated by reference herein.

[4]	Included in Registration Statement on Form N-4/B, File No. 333-100907, Accession No. 0000892569-05-000249, filed on April 18, 2005, and incorporated by reference herein.

     Item 25. Directors and Officers of Pacific Life & Annuity Company

Positions and Offices
Name and Address	with Pacific Life & Annuity Company
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Secretary
Edward R. Byrd	Vice President, Controller, and Chief Accounting Officer
Brian D. Klemens	Vice President and Treasurer
Gerald W. Robinson	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive Newport Beach, California 92660

Item 26.	Persons Controlled by or Under Common Control with Pacific Life & Annuity Company or Separate Account A

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED
ENTERPRISES LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Company wholly-owned by Pacific Life Insurance Company (a Nebraska Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

     Item 27. Number of Contractholders

Pacific Odyssey — Approximately	0 Qualified
0 Non Qualified

     Item 28. Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD), formerly called Pacific Mutual Distributors, Inc. (PMD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PMD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

PMD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD), formerly called Pacific Mutual Distributors, Inc. (PMD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PMD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PMD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

     Item 29. Principal Underwriters

(a)	PSD, formerly called PMD, also acts as principal underwriter for the Pacific Select Exec Separate Account of Pacific Life and Annuity Company, Pacific Select Fund, and the following Separate Accounts of Pacific Life Insurance Company: Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, and Pacific Select Fund.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

     Item 30. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California 92660.

     Item 31. Management Services

Not applicable

     Item 32. Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company, the sponsoring insurance company of the Registrant represents that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 17th day of October, 2005.

SEPARATE ACCOUNT A (Registrant)
By:	PACIFIC LIFE & ANNUITY COMPANY

By:
Thomas C. Sutton*
Chairman and Chief Executive Officer

By:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:
Thomas C. Sutton*
Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	October 17, 2005
Glenn S. Schafer*	Director and President	October 17, 2005
Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	October 17, 2005
David R. Carmichael*	Director, Senior Vice President and General Counsel	October 17, 2005
Audrey L. Milfs*	Director, Vice President and Secretary	October 17, 2005
Edward R. Byrd*	Vice President, Controller, and Chief Accounting Officer	October 17, 2005
Brian D. Klemens*	Vice President and Treasurer	October 17, 2005
Gerald W. Robinson*	Executive Vice President	October 17, 2005

*By:	/s/ DAVID R. CARMICHAEL	October 17, 2005

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained in the Registration Statement on Form N-4 for Separate Account A, File No. 333-100907, Accession No. 0001017062-02-001851 filed on October 31, 2002 and incorporated by reference herein, as Exhibit 15.)